UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2026

Dine Brands Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15283	95-3038279
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

10 West Walnut Street, 5th Floor, Pasadena, California	91103
(Address of principal executive offices)	(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	DIN	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On May 6, 2026, Dine Brands Global, Inc., a Delaware corporation (the “Corporation”), issued a press release announcing its first quarter 2026 financial results (the “Earnings Release”). Subsequent to the issuance of the Earnings Release, the Corporation discovered that, due to an inadvertent error, adjusted net income for the first quarter of 2026 was reported as $13.5 million and adjusted earnings per diluted share was reported as $1.07. The correct adjusted net income for the first quarter of 2026 is $11.1 million and the correct adjusted earnings per diluted share is $0.88. A press release reflecting these corrections is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Adjusted net income and adjusted earnings per diluted share are non-GAAP financial measures and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with U.S. GAAP. Please refer to the attached Earnings Release for additional discussion of adjusted net income and adjusted earnings per diluted share and reconciliations to the most directly comparable U.S. GAAP financial measures.

The corrections described above did not impact the condensed consolidated financial statements of the Corporation and related notes included in the Corporation’s quarterly report on Form 10-Q for the quarterly period ended March 29, 2026, filed with the SEC on May 6, 2026.

The information contained in this Item 2.02, including the related information set forth in the press release attached hereto as Exhibit 99.1 and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by the Corporation on May 6, 2026 (Corrected).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 6, 2026	DINE BRANDS GLOBAL, INC.

	By:	/s/ Vance Y. Chang
Vance Y. Chang Chief Financial Officer